Exhibit 99.2

                     Fleet Boston Divestiture
         Amended Terms- Addressing the Market's Concerns

                        February 29, 2000

Forward Looking Statement

     - This presentation contains statements of Sovereign's strategies, plans and objectives, as well as estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies and revenue creation

     - These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements

     - Factors that might cause such a difference include, but are not limited to, general economic conditions; our ability to successfully complete and integrate our New England acquisition and retain the related customer base; changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulations or the application thereof; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services

The New Sovereign - A Less Risky Investment

     - 3 primary risk factors identified in our SEC disclosure documents were:

        (1)  Low holding company tangible capital ratios

        (2) Integration Risk from the large size of the transaction

        (3)  Retention of management and customers

     - Amended transaction addresses all 3 of these risks head-on

        - Sovereign now has several hundred million of additional capital "cushion" in 2000, and will have less Holding Co. debt at costly rates

        - Sovereign now is performing 3 integrations of 85-110 branches each - we have experience completing conversions of this size successfully (CoreStates -
           93; SVRN - 180 during 1998)

        -  New England Management team is fully in place

Management Team is in Place

     -  Office of the Chairman created (Sovereign Bank New
        England)

        -  John Hamill - CEO and Chairman, SBNE

           -  Former President and Vice-Chairman of Shawmut;
              President of Fleet Bank in MA

           -  Over 35+ years commercial banking experience;
              20 years in New England

        -  Joe Campanelli - President and COO

           -  Most recently served as President of Sovereign
              Bank's Structured Finance Group

           -  Over 20 years commercial banking experience in New
              England

Revised Transaction Terms

     - Multiple closings/multiple conversions instead of single closing

     - Earn-out of $340 million - accounted for as non-compete covenant

Multiple Closings

     - Expected staging of the multiple closings and systems conversions are as follows:



                 Closing #1       Closing #2       Closing #3

Date             March 24         June 16          July 21
Location         CT/RI            Eastern MA       Central MA/NH
# Branches       90               86               109
Deposits         $4.0 B           $4.0 B           $4.0 B
Loans            $3.2 B           $3.5 B           $2.4 B

Changes to Loan Mix

($ in billions)                 At Signing                 Today

Consumer                           $0.5                    $1.2
Small Business                      0.8                     0.8
Commercial                          2.8                     2.3
Residential                         3.8                     4.8
  Totals                           $7.9                    $9.1
WAC                                 7.7%                    8.0%

Changes to Deposit Mix

($ in billions)                  At Signing               Today

DDA/NOW                            $ 3.9                  $ 4.1
Savings                              2.0                    2.1
MMDA                                 2.4                    2.4
Time                                 3.5                    3.4
  Totals                           $11.8                  $12.0
Weighted Avg. Rate                  2.50%                  2.65%

Earn-out of $340 Million

     -  Accounted for as a covenant not to compete

     - Payable to Fleet Boston over 5 quarters, contingent on their compliance with covenant each quarter

     -  Treated as non-operating expense each quarter commencing
        3Q00 until fully expensed

     -  Contingent nature of the earn-out results in $340
        million less goodwill recorded, resulting in $340 million of higher tangible capital at each closing and beyond

     - Earn-out structure accelerates over $100 million of permanent tangible capital by 3Q01 through the realization of the tax benefit of the $340 million

Earn-out of $340 Million (cont'd)

     - Earn-out structure creates 260 bp of incremental tangible capital at July 21 closing over previous transaction

     -  Resulting Tier 1 Leverage ratio at Sovereign Bancorp is
        3.00% or higher at all times; Sovereign Bank is 5.25% or higher

     - Staggered closings reduce integration and run-off risk, and increase franchise value

Financial Impact of Earn-out

     - Anticipated non-operating expense recognition is as follows:

                                              Recorded
($ in                      Recorded            Expense
millions)                   Expense         (after-tax)
  3Q 00                     $ 49               $ 32
  4Q 00                       73                 48
  1Q 01                       73                 48
  2Q 01                       73                 48
  3Q 01                       73                 48
  4Q 01                       24                 16

     - Earn-out has no impact to 2000 and 2001 operating earnings

     - Earn-out will impact 2000 and 2001 GAAP earnings by approximately $0.35 and $0.71, respectively

Capital Impact

     - Sovereign Bancorp and Sovereign Bank have permanently enhanced capital ratios:

                                        Pro Forma Capital Ratios
                                             @ Final Closing
                                        Nov. '99(1)        Today
Sovereign Bancorp
  GAAP Equity/Assets                    5.23%              5.39%
  Tier 1 Leverage                       0.38%              3.01%
  Tangible Equity/Assets*               1.50%              2.91%


Sovereign Bank
  GAAP Equity/Assets                    6.28%              8.65%
  Tier 1 Leverage                       4.62%              5.26%
  Tangible Equity/Assets*               6.20%              6.22%

Additionally, Sovereign Bancorp will achieve over 5.00% Tier 1 capital (tax-adjusted basis) and 4.00% Tier 1 capital by 4Q01, less than 18 months after closing

*    tax-effected basis
(1) Derived from single closing, pro forma data provided in Nov. 1999 registration statement

Transaction Status

     -  Revised agreement executed February 28, 2000

     -  Addresses tangible capital and execution risk concerns

     -  Staggered closing and systems conversions occur
        March 24, June 16 and July 21

     -  OTS approval received

     -  DOJ, Fed status - verbal approval received by Fleet;
        formal sign-off shortly

     - Better deal for Sovereign stakeholders than previously announced


"WORD"

Long Document Name:
Exhibit 99.2: Fleet Boston Divestiture -
Amended Terms Addressing the Market's
Concerns
System Document Number:
47511_1  PFG
Additional Information:
CONVERTED FROM POWER POINT BY JUDY BEDNAR -
EDGAR FORMAT USED - PLEASE DO NOT
CHANGE ANY STYLES OR FORMATTING IN
THIS DOCUMENT
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Notes:
I cut and pasted this document from a Powerpoint Presentation. /JCB EDGAR FORMAT USED - PLEASE DO NOT CHANGE ANY STYLES
OR FORMATTING IN THIS DOCUMENT
Origination Date:
February 28, 2000
Author's Initials:
pfg/wjr
Last Revised By:
JCB/laz/dlg
Last Revision Date:
2/28/00;2-28;3-2;
Quick Fill Numbering:








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